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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                ----------------


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): March 16, 2005


                              STEEL DYNAMICS, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)


           Indiana                    0-21719               35-1929476
(State or other jurisdiction       (Commission              IRS Employer
      of incorporation             File Number)          Identification No.)
       or organization)



         6714 Pointe Inverness Way, Suite 200, Fort Wayne, Indiana 46804

              (Address of principal executive officers) (Zip Code)

               Registrant's telephone number, including area code:
                                  260-459-3553


  (Former name or former address, if changed since last report) Not Applicable



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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On March 16, 2005, Steel Dynamics, Inc. issued a press release titled "Steel Dynamics Revises Outlook for First Quarter and Issues Comments on Second," containing information about the company's anticipated financial and operating results for the three and six months ended June 30, 2005. The full text of the press release is furnished herewith and attached hereto as Exhibit 99.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

     ( c )  Exhibits.

            Exhibit Number   Description
            --------------   ---------------------------------------------------
            99.1             A press release dated March 16, 2005 titled "Steel
                             Dynamics Revises Outlook for First Quarter and
                             Issues Comments on Second"



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereto duly authorized.



                                                  STEEL DYNAMICS, INC.

                                                  /s/ Gary Heasley
                                                  ----------------
Date:  March 16, 2005                             By: Gary Heasley
                                                  Title: Vice President and
                                                  Chief Financial Officer